Exhibit 10.2

Deal CUSIP 68572PAA7

Revolving Loan CUSIP 68572PAB5

Term Loan CUSIP 68572PAC3

Draw Loan CUSIP 68572PAD1

AMENDMENT NO. 1 to SECOND AMENDED AND RESTATED Credit agreement

DATED AS OF NOVEMBER 6, 2015

AMONG

ORCHIDS PAPER PRODUCTS COMPANY,

THE LENDERS,

AND

U.S. BANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT

Amendment NO. 1 to SECOND AMENDED AND RESTATED Credit Agreement

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 6, 2015, among Orchids Paper Products Company, a Delaware corporation, the Lenders and U.S. Bank National Association, a national banking association, as LC Issuer, Swing Line Lender and as Administrative Agent. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

RECITALS

A.     The Borrower, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement (the "Credit Agreement") pursuant to which the Lenders agreed to make certain credit facilities available to the Borrower.

B.     The parties enter into this Amendment to amend the definition of "Change in Control" appearing in Article I of the Credit Agreement as more specifically set forth below.

AGREEMENT

The Lenders, the Administrative Agent and the Borrower for good, sufficient and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

1.     Amendment to the Credit Agreement. The definition of the term "Change in Control" appearing in Article I of the Credit Agreement is hereby deleted and replaced with the following:

“Change in Control” means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of voting stock of the Borrower on a fully diluted basis; (ii) within any twelve-month period, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons (x) who were not members of the board of directors of the Borrower on the first day of such period, (y) whose election or nomination to that board was not approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board, or (z) whose election or nomination to that board was not approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board.

2.     Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment that (a) all accrued but unpaid interest on the Loans as of the date hereof shall have been paid by the Loan Parties, (b) no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document, and (c) the Administrative Agent shall have received such other items as it may reasonably request.

3.     Representations and Warranties. The Borrower hereby represents and warrants to Administrative Agent and Lenders that:

(a)     The execution, delivery and performance by the Borrower of this Amendment and all other Loan Documents required to be delivered in connection with this Amendment have each been duly authorized by all necessary action, and does not contravene (i) any provision of the organizational documents of the Borrower, (ii) any law, rule, or regulation applicable to the Borrower or its properties, or (iii) any agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which it is subject.

(b)     No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment and each other Loan Document required to be delivered in connection with this Amendment, except as has been duly obtained or made and are in full force and effect.

(c)     This Amendment and all other Loan Documents required to be delivered in connection with this Amendment have been duly executed and delivered by the Borrower and each constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

(d)     All representations and warranties made by the Borrower in Article V of the Credit Agreement are true and correct as of the date of this Amendment.

(e)     The Borrower is in compliance with all covenants and agreements contained in Article VI of the Credit Agreement.

(f)     There have been no amendments or modifications to the Borrower's organizational documents since such documents were certified and delivered to Administrative Agent on the Effective Date.

(g)     The resolutions of the Borrower certified and delivered to Administrative Agent on the Effective Date have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

(h)     To the best of the Borrower's knowledge, no Default or Event of Default currently exists under the Loan Documents.

4.     No Other Amendments. Except as expressly set forth herein, or necessary to incorporate the modifications and amendments herein, all the terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents shall remain unmodified and in full force and effect.

5.     Ratification and Affirmation; Conflicts. The Borrower hereby acknowledges the terms of this Amendment and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement or the other Loan Documents, the provisions of this Amendment shall supersede and control.

6.     No Impairment. Nothing in this Amendment shall be deemed to or shall in any manner prejudice or impair the Loan Documents, the Collateral Documents or any security granted or held by the Administrative Agent for the Obligations.

7.     Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.     APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OKLAHOMA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

10.   Waiver of Jury Trial. Any controversy or claim between or among the parties hereto arising out of or relating to this Amendment shall be controlled by the provisions with respect to waiver of trial by jury contained in the Loan Documents previously delivered by such parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrower, the Lenders, the LC Issuer and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWER:

ORCHIDS PAPER PRODUCTS COMPANY,
a Delaware corporation

By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

ACKNOWLEDGED AND AGREED:

ORCHIDS PAPER PRODUCTS COMPANY

OF SOUTH CAROLINA, a Delaware corporation

By:     /s/ Keith R. Schroeder

Keith R. Schroeder, Chief Financial Officer

 Amendment No. 1 - Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer, as Swing Line Lender and
as Administrative Agent

By:	/s/ Michael Gloviak
Michael Gloviak
Assistant Vice President

Amendent No. 1 - Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kristin Bohanan
Name:	Kristin Bohanan
Title:	Commercial Banker

Amendment No. 1 - Signature Page

SUNTRUST BANK, as a Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

Amendment No. 1 - Signature Page

FIRST TENNESSEE BANK, as a Lender

By:	/s/ Robert Nieman
Name:	Robert Nieman
Title:	Senior Vice President

Amendment No. 1 - Signature Page